UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2008
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.A

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective as of September 1, 2008, Thomas C. Tiller, the former Chief Executive Officer of Polaris Industries Inc. (the “Company”), began serving as a Senior Program Advisor to the Company. Mr. Tiller’s continued employment with the Company in this new role was previously reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 4, 2008.
     On October 6, 2008, Mr. Tiller and the Company entered into a letter agreement to amend Section 1 of his existing employment agreement in order to provide a description of his new position and responsibilities as Senior Program Advisor (the “Amendment”). All other terms and conditions of Mr. Tiller’s Employment Agreement dated January 18, 2007 remain in full force and effect. The description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.a and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.

10.a	Letter agreement dated October 6, 2008 by and between the Company and Thomas C. Tiller.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: October 9, 2008

POLARIS INDUSTRIES INC.
/s/ Michael W. Malone
Michael W. Malone
Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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EXHIBIT INDEX

Exhibit No.	Description

10.a	Letter agreement dated October 6, 2008 by and between the Company and Thomas C. Tiller.